Computation for Basic and Diluted Income Per Common Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
Schedule Of Earnings Per Share Basic And Diluted [Line Items]
Net income -basic	$ 3,869	$ 2,254
Add back: Interest expense on debentures (net of tax)	4,634	5,411
Net income used for diluted earnings per share	$ 8,503	$ 7,665
Basic income per share	$ 0.05	$ 0.03
Diluted income per share	$ 0.05	$ 0.03